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                                                                     EXHIBIT 1.2



                          METLIFE CAPITAL TRUST _____

                         Preferred Securities Guaranteed
                 to the extent that MetLife Capital Trust _____

                             has funds available by

                                  METLIFE, INC.



                             UNDERWRITING AGREEMENT

                                                       ___________________, 2001



Ladies and Gentlemen:

         From time to time, MetLife Capital Trust _____, a statutory business trust formed under the laws of Delaware (the "Trust") and MetLife, Inc., a Delaware corporation, as sponsor of the Trust and as guarantor (the "Company"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain preferred securities representing beneficial interests in the assets of the Trust and identified in Schedule II to the applicable Pricing Agreement (the "Preferred Securities").

         The Preferred Securities will be guaranteed by the Company (the "Preferred Guarantees") with respect to distributions and payments upon liquidation, redemption and otherwise, to the extent set forth in a guarantee agreement (the "Preferred Guarantee Agreement"), dated as of _________, 200__, between the Company and Bank One Trust Company, N.A., as trustee (the "Preferred Guarantee Trustee"). The Trust's common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities"), to be sold by the Trust to the Company, will be guaranteed by the Company (the "Common Guarantees" and, together with the Preferred Guarantees, the "Guarantees") with respect to distributions and payments upon liquidation, redemption and otherwise, to the extent set forth in a guarantee agreement (the "Common Guarantee Agreement" and, together with the Preferred Guarantee Agreement, the "Guarantee Agreements"), dated as of _________, 200__, between the Company and Bank One Trust Company, N.A., as trustee (the "Common Guarantee Trustee" and, together with the Preferred Guarantee Trustee, the "Guarantee Trustees").



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         The proceeds of the sale of the Trust Securities will be invested by the Trust in debt securities (the "Debt Securities") of the Company to be issued pursuant to either the Senior Indenture, dated as of _________, 200__, or the Subordinated Indenture, dated as of _________, 200__, (each a "Base Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Indenture Trustee"), and a supplement to the applicable Base Indenture, dated as of _________, 200__ (the "Supplemental Indenture" and, together with the applicable Base Indenture and any other amendments or supplements thereto, the "Indenture"). The Preferred Securities may be exchangeable into such Debt Securities or the common stock or other securities of the Company, in each case if so specified in Schedule II to the Pricing Agreement. The offer and sale of the Preferred Securities and the Preferred Guarantees (referred to herein, individually or together, as the "Securities") has been registered under the registration statement referred to in Section 1(a) below.

         The terms and rights of any particular issuance of Securities shall be as specified in (i) the Pricing Agreement relating thereto, (ii) pursuant to the Declaration of Trust of MetLife Capital Trust (the "Original Declaration"), dated _______, 2001, among the Company and the trustees named therein, as amended by the Amended and Restated Declaration of Trust (the "Amended Declaration" and, together with the Original Declaration, the "Declaration"), dated _________, 200__, among Leland C. Launer, Jr., Ronald D. Nirenberg, Jr., and William H. Nugent, as administrative trustees (the "Administrative Trustees"), Bank One Trust Company, N.A., as property trustee (the "Property Trustee") and Bank One Delaware, Inc., as Delaware trustee (the "Delaware Trustee" and, together with the Administrative Trustees and the Property Trustee, the "Trustees"), (iii) the Indenture, or (iv) the Preferred Guarantee Agreement, as applicable (each item listed in clauses (ii) through (iv), a "Securities Agreement").

         Particular sales of Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Trust or the Company to issue and sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Trust or the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein.

         Each Pricing Agreement shall specify the aggregate number of such Securities, the initial public offering price of such Securities, the purchase price to the Underwriters of such Securities, the names of the Underwriters of such Securities, the names of the Representatives of such Underwriters and the number of such Securities to be purchased by each Underwriter. In addition, such Pricing Agreement shall set forth the date, time and manner of delivery of such Securities and payment therefor. The Pricing Agreement shall also specify (in a manner not inconsistent with the Securities Agreements and the registration statement and prospectus with respect thereto) the terms of such Preferred Securities, including the terms on which, and the terms of the securities into which, the Preferred Securities may be convertible or exchangeable. A Pricing Agreement shall be in the form of an executed writing (which may


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be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         1. Representations and Warranties. Each of the Trust and the Company, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Trust and the Company have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Act") (the file number of which is set forth in Schedule II to the applicable Pricing Agreement), which has become effective, for the registration under the Act of the Securities. The Trust and the Company propose to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Base Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Base Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Prospectus." Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference;

                  (b) As of the date hereof, when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture, the Declaration and the Preferred Guarantee Agreement will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements


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therein not misleading; provided, however, that neither the Trust nor the
Company makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of any trustee under the applicable Securities Agreement (the "Forms T-1") or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to such Underwriter or the underwriting arrangements furnished in writing to the Company by any Underwriter specifically for use in the Registration Statement and the Final Prospectus;

                  (c) Each document incorporated by reference in the Registration Statement and the Final Prospectus will comply in all material respects, as amended at the time the Registration Statement becomes effective, with the Exchange Act;

                  (d) Neither the Trust, the Company nor any subsidiary of the Company listed on Annex II hereto (the "Significant Subsidiaries" and, individually, a "Significant Subsidiary") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, as amended or supplemented, any loss or interference material to the business of the Trust or of the Company and the Significant Subsidiaries considered as a whole, other than as described in or contemplated by the Final Prospectus, as amended or supplemented, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement and the Base Prospectus, there has not been any (i) material addition, or development involving a prospective material addition, to Metropolitan Life Insurance Company's ("MetLife") liability for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of MetLife or material change in the capital stock or other ownership interests (other than issuances of common stock upon the exercise of outstanding employee stock options or pursuant to existing employee compensation plans or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of the Pricing Agreement) of the Trust, the Company or any Significant Subsidiary or any material increase in the long-term debt of the Trust or of the Company and its subsidiaries, considered as a whole; or (iii) material adverse change, or development involving a prospective material adverse change, in or affecting the business, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles ("GAAP") basis, as applicable) of the Trust or of the Company and its subsidiaries considered as a whole, otherwise than as described or contemplated in the Final Prospectus;

                  (e) The Company and each Significant Subsidiary has good and marketable title in fee simple to all material real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Final Prospectus or such as would not have a material adverse effect on the business, financial position, equity, reserves, surplus or results of operations of the Company and its subsidiaries, considered as a whole ("Material Adverse Effect"), and do not materially interfere with the use made and proposed to be made of such property by the Company or any Significant Subsidiary, and any material real property and


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material buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and currently proposed to be made of such property and buildings by the Company or any Significant Subsidiary;

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Base Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction; and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Base Prospectus; and each Significant Subsidiary is duly qualified to do business as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified would not have a Material Adverse Effect;

                  (g) The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority (trust and other) to own its properties and conduct its business as described in the Base Prospectus and to enter into and perform its obligations under this Agreement, the Trust Securities and the Declaration; the Trust is qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary except where the failure to so qualify or be in good standing would not have, individually or in the aggregate, a Material Adverse Effect; the Trust has conducted no business to date, and it will conduct no business in the future that would be inconsistent with the description of the Trust set forth in the Base Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Original Declaration (and, at the Closing Date, the Amended Declaration), and the other agreements and instruments contemplated by this Agreement or the Declaration; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement or the Declaration and described in the Final Prospectus; all filings required under the Delaware Business Trust Act with respect to the creation and valid existence of the Trust as a Delaware business trust have been made (and are in full force and effect) and all such filings will continue to be made; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

                  (h) The Company has an authorized capitalization as set forth and described in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;



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                  (i) The Preferred Securities have been duly and validly
authorized by the Trust and, when the Preferred Securities are issued and delivered against payment therefor as provided herein and in the Pricing Agreement, such Preferred Securities will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform to the description of the Preferred Securities contained in the Final Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities will have the rights set forth in the Amended Declaration, and the terms of the Preferred Securities are valid and binding on the Trust and will entitle the holders thereof to the benefits of the Amended Declaration, except to the extent that enforcement of the Amended Declaration may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principals of equity (the "Bankruptcy Exceptions"); the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (the "DGCL");

                  (j) The Common Securities have been duly and validly authorized by the Trust and, upon delivery by the Trust to the Company against payment therefor as described in the Final Prospectus, will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Final Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Date, all of the issued and outstanding Common Securities will be directly or indirectly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                  (k) Each Significant Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation (an "Insurance Subsidiary") is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Final Prospectus, each Insurance Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the "Approvals") of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

                  (l) The Company and each Significant Subsidiary has all necessary Approvals of and from, and has made all filings, registrations and declarations (collectively, the "Filings") with, all insurance regulatory authorities, all Federal, state, local and other


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governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Base Prospectus, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to the knowledge of the Company, the Company and each Significant Subsidiary is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations, and all such Approvals and Filings are in full force and effect and neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company or any Significant Subsidiary, except as described in the Final Prospectus or except for any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

                  (m) Each Insurance Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance laws and regulations of its respective jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to it, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

                  (n) Each Significant Subsidiary which is engaged in the business of acting as a broker-dealer or an investment advisor (respectively, a "Broker-Dealer Subsidiary" and an "Investment Advisor Subsidiary") is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its businesses, in each case with such exceptions, as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Final Prospectus, none of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such subsidiary in any case where it could be reasonably expected that (x) any of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect; and each Broker- Dealer Subsidiary and each Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

                  (o) The issue and sale of the Securities and the compliance by the Company and the Trust with all of the provisions of the Securities, this Agreement and the Pricing Agreement, the Declaration, the Indenture, the Debt Securities and the Guarantee


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Agreements, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument for borrowed money to which the Trust, the Company or any Significant Subsidiary is a party or by which the Trust, the Company or any Significant Subsidiary is bound or to which any of the property or assets of the Trust, the Company or any Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any Significant Subsidiary, or the Declaration or the Certificate of Trust of the Trust or any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Trust, the Company or any Significant Subsidiary or any of their respective properties, in each case other than such breaches, conflicts, violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect; and no authorization, approval, order, consent, registration or qualification of or with any such court or insurance regulatory authority or other governmental agency or body is required for the issue or sale of the Securities, except (i) the registration under the Act of the Securities; and (ii) such authorizations, approvals, orders, consents, registrations or qualifications as may be required under the Trust Indenture Act or state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, in each case other than such authorizations, approvals, orders, consents, registrations or qualifications which (individually or in the aggregate) the failure to make, obtain or comply with would not have a Material Adverse Effect;

                  (p) Other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Company or any subsidiary of the Company is a party or to which any property of the Trust, the Company or any subsidiary of the Company is subject which, if determined adversely to the Trust, the Company or such subsidiary, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of each of the Trust and the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (q) The Trust is not, and on the Closing Date will not be, in violation of the Declaration; neither the Company nor any Significant Subsidiary is in violation of any of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would have, individually or in the aggregate, a Material Adverse Effect;

                  (r) The Declaration has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and Administrative Trustees, and assuming due authorization, execution and delivery of the Amended Declaration by the Property Trustee and the Delaware Trustee, the Amended Declaration will, on the Closing Date, be a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and, on the Closing Date, the Amended Declaration will have been duly qualified
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under the Trust Indenture Act and will conform in all material respects with the description thereof contained in the Final Prospectus;

                  (s) Each of the Guarantee Agreements and the Guarantees have been duly and validly authorized by the Company and, when validly executed and delivered by the Company as contemplated by this Agreement and the Pricing Agreement, will have been duly executed, issued and delivered, and assuming the valid execution and delivery by the Guarantee Trustees, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Preferred Guarantee Agreement, on the Closing Date, will have been duly qualified under the Trust Indenture Act; and the Guarantee Agreements will conform in all material respects with the description thereof contained in the Final Prospectus;

                  (t) The Indenture has been duly authorized by the Company and, when validly executed and delivered by the Company and the Indenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; on the Closing Date, the Indenture will be duly qualified under the Trust Indenture Act and the Indenture will conform in all material respects with the description thereof contained in the Final Prospectus;

                  (u) The Debt Securities have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and, subject to the Bankruptcy Exceptions, will be entitled to the benefits of, the Indenture; and the Debt Securities will conform in all material respects with the description thereof contained in the Final Prospectus;

                  (v) This Agreement and the Pricing Agreement have been duly and validly authorized, executed and delivered by the Trust and the Company;

                  (w) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement present fairly in all material respects the financial position, the results of operations and the changes in cash flows of such entities in conformity with GAAP at the respective dates or for the respective periods to which they apply; and

                  (x) Deloitte & Touche LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.



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
         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Trust and the Company agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust and the Company, at the purchase price set forth in Schedule II to the Pricing Agreement the number of Securities set forth opposite such Underwriter's name in Schedule I to the applicable Pricing Agreement.

         3. Delivery and Payment. Securities to be purchased by each Underwriter pursuant to the Pricing Agreement, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to each of the Trust and the Company, shall be delivered by or on behalf of the Trust and the Company to the Representatives for the account of such Underwriter at the office, on the date and at the time specified in the applicable Pricing Agreement (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement among the Representatives, the Trust and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Representatives of the purchase price thereof by wire transfer of Federal (same-day) funds to the account specified by the Company or as otherwise set forth in the applicable Pricing Agreement.

         4. Company Covenants. Each of the Trust and the Company, jointly and severally, agrees with each of the Underwriters:

                  (a) To prepare the Final Prospectus as amended and supplemented in relation to the Securities in a form approved by the Representatives and to file timely such Final Prospectus pursuant to Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Final Prospectus as amended or supplemented after the date of the Pricing Agreement relating to the Securities and prior to the Closing Date for such Securities, unless the Representatives for such Securities shall have had a reasonable opportunity to review and comment upon any such amendment or supplement prior to any filing thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Final Prospectus, or any amended Final Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities and, during such same period, to advise the Representatives, promptly after it receives notice thereof, of (i) the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Final Prospectus, (ii) the suspension of the qualification of such Securities for offering or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (iii) any request by the Commission for the amending or supplementing of the Registration Statement or Final Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Final

Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of the Securities provided that in connection therewith neither the Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject;

                  (c) To furnish the Underwriters with copies of the Final Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities, and if at such time any event shall have occurred as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Final Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Final Prospectus or a supplement to the Final Prospectus which will correct such statement or omission or effect such compliance;

                  (d) The Trust will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for any Securities and continuing to and including the latter of (i) the termination of trading restrictions for such Securities, of which each of the Company and the Trust shall be notified by the Representatives or their counsel, and (ii) the Closing Date for such Securities, not to offer, sell, contract to sell or otherwise dispose of any Securities, any securities convertible into or exchangeable into or exercisable for Securities, any securities of the Trust or the Company, as the case may be, that are substantially similar to the Securities or any other beneficial interests of the Trust (in each case, except as provided hereunder and the applicable Pricing Agreement, or pursuant to employee stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of the applicable

Pricing Agreement), without the prior written consent of the Representatives, which consent shall not be unreasonably withheld;

                  (f) Not to be or become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and

                  (g) To use the net proceeds received by it from the sale of the Securities, in the case of the Trust, and the Debt Securities, in the case of the Company, as contemplated in this Agreement in the manner specified in the Base Prospectus, as amended or supplemented, under the caption "Use of Proceeds".

         5. Fees and Expenses. Each of the Trust and the Company, jointly and severally, covenants and agrees with the several Underwriters to pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants to the Company and the Trust in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, Base Prospectus, any Preliminary Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, any Pricing Agreement, any Securities Agreement, any Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all reasonable expenses in connection with the qualification of the Securities for offering and sale under state securities laws and insurance securities laws as provided in Section 4(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey;
(iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (v) any fees charged by securities rating services for rating the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustees, the Indenture Trustee, the Guarantee Trustees, any transfer agent or registrar, dividend disbursing agent or conversion agent, and the fees and disbursements of counsel for any such trustee or agent in connection with any Securities Agreement; (viii) all fees and expenses in connection with listing of the Securities on any securities exchange on which such securities are required to be listed pursuant to the applicable Pricing Agreement; (ix) any travel expenses of the Company's officers and employees and any other expenses of the Trust or the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Securities; and
(x) all other costs and expenses incident to the performance of the obligations of the Trust or the Company hereunder and under the Pricing Agreement, which are not otherwise specifically provided for in this Section. Except as provided in this Section, and Sections 7 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

         6. Conditions to Underwriters' Obligations. The obligations of the Underwriters under the Pricing Agreement shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust and the Company herein are, at and as of the Closing Date, true and correct in all material respects, the condition that each of the Trust and the Company shall have performed all of their respective obligations hereunder to be performed at or before the Closing Date, and the following additional conditions:

                  (a) The Final Prospectus as amended or supplemented relating to the Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Counsel for the Underwriters, shall have furnished to the Underwriters such written opinion or opinions, dated such Closing Date, with respect to the formation of the Trust, the incorporation of the Company, the validity of the Securities and the Debt Securities being delivered on such Closing Date and with respect to the Registration Statement, the Final Prospectus and such other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Trust and the Company, shall have furnished to the Underwriters their written opinion, dated such Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached to the Pricing Agreement as Schedule III. Insofar as such opinion involves factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company, its subsidiaries and the Trust and certificates of public officials.

                  (d) Gary A. Beller, Senior Executive Vice-President and General Counsel of the Company, shall have furnished to the Underwriters his written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus as amended and supplemented;

                           (ii) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable;

                           (iii) Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Final Prospectus as amended and supplemented; and all issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Final Prospectus and except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than any lien, encumbrance, equity or claim which would not have a Material Adverse Effect;

                           (iv) The Company and each Significant Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect;

                           (v) Each Insurance Subsidiary is duly organized and licensed as an insurance company in its jurisdiction of incorporation, and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Final Prospectus, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Final Prospectus, each Insurance Subsidiary has all other Approvals of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

                           (vi) The Company and each Significant Subsidiary has all necessary Approvals from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self- regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Prospectus, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; all such Approvals and Filings are in full force and effect and, to such counsel's knowledge, neither the Company nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company or any such Subsidiary, except as described in the Final Prospectus or any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

                           (vii) Each Broker-Dealer Subsidiary and each
         Investment Advisor Subsidiary is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Final Prospectus, to such counsel's knowledge, no Broker-Dealer Subsidiary or Investment Advisor Subsidiary has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Subsidiary in any case where it could be reasonably expected that (x) such Broker-Dealer Subsidiary or Investment Advisor Subsidiary would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect;

                           (viii) To such counsel's knowledge and other than as set forth in the Final Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Trust, the Company or any Significant Subsidiary is a party or to which any property of the Trust, the Company or any Significant Subsidiary is subject which, if determined adversely to the Trust, the Company or any Significant Subsidiary, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                           (ix) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Trust and the Company;

                           (x) No Significant Subsidiary is an "investment company" or an entity controlled by an "investment company" required to be registered under the Investment Company Act of 1940, as amended, although certain separate accounts of MetLife and its subsidiaries are required to register as investment companies under the Investment Company Act;

                           (xi) The issue and sale of the Securities and the compliance by the Company and the Trust with all of the provisions of the Securities, this Agreement and the Pricing Agreement, the Declaration, the Indenture, the Debt Securities and the Guarantee Agreements will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument for borrowed money to which, to the knowledge of such counsel, the Trust, the Company or any Significant Subsidiary is a party or by which the Trust, the Company or any Significant Subsidiary is bound or to which any of the property or assets of the Trust, Company or any Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any Significant Subsidiary or the Declaration or Certificate of Trust of the Trust or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust, the Company or any Significant Subsidiary or any of its respective properties, in each case other than such conflicts, breaches, violations or defaults which would not have, individually or in the aggregate, a Material Adverse Effect on the consummation by the Trust and the Company of the transactions contemplated by this Agreement, the Pricing Agreement or the Securities Agreements; provided that the foregoing opinion is limited to those statutes, orders, rules and regulations of the United States of America, the State of Delaware and the State of New York, in each case, which, in the opinion of such counsel, are normally applicable to transactions of the type contemplated by this Agreement and the Pricing Agreement, and provided further, that no opinion need be given with respect to (i) the Act, the Exchange Act, the Trust Indenture Act, the rules and regulations issued pursuant to each such act, or any order, rule or regulation made or established by any insurance official or regulatory authority or the National Association of Securities Dealers, Inc. or (ii) any state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                           (xii) Each of the Trust, the Company and each Significant Subsidiary has made all Filings required to be made pursuant to, and has obtained all Approvals required to be obtained under any law or regulation of the United States or any state thereof for the issuance and sale by the Trust of the Trust Securities and the compliance by the Trust and the Company with all provisions of this Agreement, the Pricing Agreement, the Trust Securities and the Securities Agreements, and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals (i) as may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, or (ii) individually or in the aggregate, as would not affect the validity, performance of, or adversely affect the consummation of, the transactions contemplated by this Agreement, the Pricing Agreement or the Securities Agreements or would not have, individually or in the aggregate, a Material Adverse Effect;

                           (xiii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                           (xiv) The Preferred Securities have been duly and validly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable; the Securities conform in all material respects to the description thereof contained in the Final Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights;

                           (xv) The Debt Securities have been duly authorized by the Company and, on the Closing Date, will have been executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and, subject to the Bankruptcy Exceptions, will be entitled to the benefits of, the Indenture, and the Debt Securities will conform in all material respects to the description thereof contained in the Final Prospectus;

                           (xvi) Each of the Guarantee Agreements and the Guarantees have been duly authorized by the Company and, when validly executed and delivered by the Company, as contemplated by this Agreement and the Pricing Agreement, and, assuming due authorization, execution and delivery of the Guarantee Agreements by the Guarantee Trustees, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions;

                           (xvii) The Trust has been duly qualified as a foreign entity for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing, as applicable, would not have, individually or in the aggregate, a Material Adverse Effect; and

                           (xviii) To such counsel's knowledge, the Trust is not a party to, or bound by any agreement or instrument other than this Agreement and the Pricing Agreement, the Declaration and the agreements and instruments described in or contemplated by the Declaration or the Final Prospectus; to such counsel's knowledge, the Trust has no liabilities or obligations other than those arising out of the transactions described in or contemplated by this Agreement, the Pricing Agreement, the Declaration or in the Final Prospectus.

                  Such counsel shall also state that such counsel reviewed the Registration Statement and Final Prospectus as amended or supplemented, and participated in discussions with representatives of the Underwriters, of the Trust and of the Company and the accountants of the Trust and of the Company, at which the contents of the Registration Statement and Final Prospectus as amended or supplemented and related matters were discussed; on the basis of the information that such counsel gained in the course of the performance of the services referred to above, although such counsel shall not be deemed to be passing upon and shall not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Final Prospectus and not be required to have made an independent check or verification thereof, no facts have come to the attention of such counsel in the course of such review which have led such counsel to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust or the Company prior to such Closing Date (other than the financial statements and schedules and other financial information contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Final Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Trust or the Company prior to such Closing Date (other than the financial statements and schedules and other financial information contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may state that such counsel is admitted to practice law in the State of New York and that such counsel expresses no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL; and such counsel shall be entitled to rely in respect of the above opinions upon opinions of local or in-house counsel of the Company or its subsidiaries and in respect of matters of fact upon certificates of officers of the Trust, the Company or the subsidiaries of the Company, provided that such counsel shall state that such counsel believes that both the Underwriters and such counsel are justified in relying upon such opinions and certificates.

                  (e) Special Delaware counsel to the Delaware Trustee under the Declaration, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                           (i) The Delaware Trustee has been duly incorporated and is validly existing in good standing as a banking corporation under the laws of the State of Delaware and has the power and authority (corporate and other) to act as trustee of a Delaware business trust under the laws of the State of Delaware, 12 Del. C. Section 3801, et seq.;

                           (ii) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; the Declaration has been duly executed and delivered by the Delaware Trustee; the Declaration constitutes the legal, valid and binding obligation of the Delaware Trustee and is enforceable against the Delaware Trustee in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of the Bankruptcy Exceptions and the effect of applicable public policy on the enforcement of provisions relating to indemnification or contribution;

                           (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee do not violate the charter or by-laws of the Delaware Trustee; and

                           (iv) No consent of any federal or Delaware banking state authority is required for the execution, delivery or performance of the Declaration by the Delaware Trustee.

                  (f) Counsel to the Property Trustee, the Preferred Guarantee Trustee and the Indenture Trustee (such trustees collectively, the "Agents"), shall have furnished to the

Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                           (i) Each Agent is a banking corporation, duly incorporated, validly existing and in good standing under the laws of the State of Ohio with all the necessary power and authority to execute and deliver, and to carry out and perform their respective obligations under the terms of the Declaration, the Preferred Guarantee Agreement and the Indenture, as applicable;

                           (ii) The execution, delivery and performance (1) by the Property Trustee of the Declaration, (2) by the Preferred Guarantee Trustee of the Preferred Guarantee Agreement, and (3) by the Indenture Trustee of the Indenture, have each been duly authorized by all necessary corporate action on the part of each such Agent; the Declaration, the Preferred Guarantee Agreement and the Indenture have each been duly executed and delivered by the Property Trustee, the Preferred Guarantee Trustee and the Indenture Trustee, respectively, and such agreements and instruments constitute legal, valid and binding obligations of the relevant Agent, enforceable against the relevant Agent in accordance with their respective terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions;

                           (iii) The execution, delivery and performance (1) by the Property Trustee of the Declaration, (2) by the Preferred Guarantee Trustee of the Preferred Guarantee Agreement, and (3) by the Indenture Trustee of the Indenture does not violate or constitute a breach of the articles of organization or by-laws of any such Agent, or the terms of any indenture or other agreement or instrument known to such counsel and to which any such Agent, is a party or by which it may be bound or any judgment, order or decree known to such counsel to be applicable to any such Agent of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any such Agent; and

                           (iv) No consent or approval of any federal or state banking authority is required for the execution, delivery or performance by the Agents of their respective obligations under the Declaration, the Preferred Guarantee Agreement, the Indenture, the Preferred Guarantee or the Preferred Securities.

                  (g) The Trust and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request;

                  (h) At or before the Closing Date for the Securities, Deloitte & Touche LLP shall have furnished to the Representatives a letter, confirming that they are independent public accountants with respect to the Company and the Company's subsidiaries within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, to the effect set forth in Annex III hereto;


                  (i) Neither the Trust, the Company nor any Significant Subsidiary shall have sustained (i) since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Final Prospectus as amended or supplemented, there shall not have been any change in the surplus of MetLife or the capital stock or other ownership interests of the Trust or the Company or any increase in the long-term debt of the Trust or of the Company and its subsidiaries considered as a whole, or any change, or any development involving a prospective change, in or affecting the business, financial position, stockholders' equity or results of operations of the Trust or of the Company and the Significant Subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Final Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented;

                  (j) On or after the date of the Pricing Agreement (i) no downgrading shall have occurred in the rating accorded the Securities or the debt securities of the Trust, the Company or any Significant Subsidiary or the financial strength or claims paying ability of the Trust, the Company or any Significant Subsidiary of the Company by A.M. Best & Co. or any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Trust, the Company or any Significant Subsidiary, the effect of which, in any such case described in clause (i) or (ii), is so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented;

                  (k) On or after the date of the Pricing Agreement there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a suspension or material limitation in trading in any of the Trust's or the Company's securities on the New York Stock Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (v) the material outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in the Final Prospectus as amended or supplemented;

         (l) The Amended Declaration, the Preferred Guarantee Agreement and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives; and

         (m) The Trust and the Company shall have furnished or caused to be furnished to the Representatives at such Closing Date certificates of trustees of the Trust and of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Trust and the Company herein at and as of such Closing Date, as to the performance by the Trust and the Company of all of their respective obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (a) and (i) of this Section and as to such other matters as the Representatives may reasonably request.

     7. Indemnification and Contribution. (a) The Trust and the Company, jointly and severally, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by any Underwriter of the Securities through the Representatives expressly for use in the Final Prospectus as amended or supplemented relating to such Securities; provided, further, that neither the Trust nor the Company shall be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus, the Final Prospectus or the Final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented whichever is most recent, if the Trust or the Company had previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented).

         (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Trust and the Company, and their respective directors, trustees and officers who sign the Registration Statement and each person, if any, who controls the Trust or the Company within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which the Trust or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement (when considered together with the document to which such supplement relates) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Final Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Trust or the Company, as the case may be, for any legal or other expenses reasonably incurred by the Trust or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; the omission so to notify the indemnifying party shall relieve it from any liability which it may have to any indemnified party under such subsection, to the extent the indemnifying party is actually prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other from the offering of the Securities to which any such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Trust and the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus relating to the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any such Underwriter, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented, if either the Trust or the Company had previously furnished copies thereof to such Underwriter. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of the Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Trust and the Company under this Section 7 shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act. The obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and trustee of the Trust and of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Trust or the Company within the meaning of the Act.

     8. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Trust and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Trust and the Company that the Representatives have so arranged for the purchase of such Securities, or the Trust and the Company notify the Representatives that it has so arranged for the purchase of such Securities, the Representatives, the Trust or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus as amended or supplemented, or in any other documents or arrangements, and the Trust and the Company agree to file promptly any amendments to the Registration Statement or the Final Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of any defaulting Underwriter or Underwriters by the Representatives, the Trust and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of such Securities to be purchased on such Closing Date, then the Trust and the Company shall have the right to require each non-defaulting Underwriter to purchase the aggregate principal amount of such Securities which such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives, the Trust and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of such Securities, as referred to in subsection (b) above, or if neither the Trust nor the Company exercises the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any nondefaulting Underwriter, the Trust, or the Company, except for the expenses to be borne by the Trust, the Company and the Underwriters, as provided in Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     9. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Trust or the Company or any officer or director or controlling person of the Trust or the Company and shall survive delivery of and payment for the Securities.

     10. Effect of Termination of Pricing Agreement or Nondelivery of Securities. If any Pricing Agreement shall be terminated pursuant to Section 8 hereof, neither the Trust nor the Company shall then be under any liability to any Underwriter with respect to the Securities covered by such Pricing Agreement except as provided in Section 5 and Section 7 hereof; but, if for any other reason, Securities are not delivered by or on behalf of the Trust as provided herein, the Trust and the Company will, jointly and severally, reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities, but neither the Trust nor the Company shall then be under any further liability to any Underwriter in respect of such Securities except as provided in Section 5 and Section 7 hereof.

     11. Reliance Upon Representatives. In all dealings hereunder, the Representatives shall act on behalf of the Underwriters of Securities and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     12. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the relevant entity set forth in the Registration Statement, Attention: Corporate Trust Administration, in the case of the Trust, and Secretary, in the case of the Company; provided, however, that any notice to an Underwriter pursuant to
Section 7(c) hereof shall be
delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Trust by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     13. Successors and Assigns. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Company, and, to the extent provided in Sections 7 and 9 hereof, the officers and directors of the Company and each person who controls the Trust, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. GOVERNING LAW. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     15. Counterparts. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof.

                                            Very truly yours,


                                            METLIFE, INC.


                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:


                                            METLIFE CAPITAL TRUST


                                            By:  MetLife, Inc., as sponsor


                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:



Accepted as of the date hereof:

[Name(s) of Representative(s)]

By:
   ----------------------------------
      Name:
      Title:

On behalf of each of the Underwriters

                                                                         ANNEX I

                                PRICING AGREEMENT

                                                                 ---------, ----

[                        ]
As representatives of the
several Underwriters
named in Schedule I hereto
     c/o [             ]


Ladies and Gentlemen:

     MetLife Capital Trust      , a statutory business trust formed under the
laws of the State of Delaware (the "Trust"), and MetLife, Inc., a Delaware corporation (the "Company"), propose subject to the terms and conditions stated herein (this "Agreement") and in the Underwriting Agreement, dated ___________,
200    (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Preferred Securities to be issued by the Trust and guaranteed by the Company, specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty which refers to the Final Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Final Prospectus (as therein defined) and also a representation and warranty as of the date of this Agreement in relation to the Final Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to the Underwriting Agreement and the address of the Representatives are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Base Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Trust agrees to issue and the Trust and the Company agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust and the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the aggregate number of the Designated Securities set forth opposite the name of such Underwriter in
Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and
return to us       counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Trust and the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                            Very truly yours,


                                            METLIFE, INC.


                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:


                                            METLIFE CAPITAL TRUST


                                            By:  MetLife, Inc., as sponsor


                                            By:
                                               ---------------------------------
                                                   Name:
                                                   Title:



Accepted as of the date hereof on behalf of each of the Underwriters:



By:
   -------------------------------
       Name:
       Title:

                                    SCHEDULE I
                               TO PRICING AGREEMENT



                                                                  Number of
                                                                Securities to
Underwriters                                                     be Purchased
-------------                                                 ------------------
---------------------------------...........................
---------------------------------...........................
---------------------------------...........................
---------------------------------...........................

                                                              ------------------
Total                                                         $
                                                              ==================

                                    SCHEDULE II
                              TO PRICING AGREEMENT


1)  Underwriting Agreement dated ______________, 2001

2)  Registration Statement No. 333- __________

3)  Title, Description and Purchase Price of Preferred Securities

        Title:

        Number of Preferred Securities:

        Maturity:

        Distribution Payments:      [Monthly, Quarterly, Semi-Annually, Other],
                                    on the ____ day of [the month] [____, ____, ____ and ____ in each year] [____ and ____
                                    in each year], commencing _______, 200__, [at an annual rate of___% of the Liquidation
                                    Preference per share]

        Liquidation Preference:     $____ per share, plus accumulated and unpaid
                                    Distributions to the date of payment

        Redemption Provisions:

        Record Dates:

        Securities into which the Preferred Securities are Convertible or
        Exchangeable:

        Securities Exchange:

        Price to the Public:

        Initial Offering Price to Public: $       per Preferred Security

        Purchase Price by Underwriters:  $       per Preferred Security

        Underwriters' Compensation:  $       per Preferred Security

        Method of and Specified Funds for Payment of Purchase Price and Underwriters' Compensation: By wire transfer to bank accounts specified by the Trust and the Representatives in same day funds

4)  Names and Addresses of Representatives:

        Designated Representatives:

        Address for Notices, etc.:

5)  Underwriters:

6)  Form of Preferred Securities:

               [Book-entry-only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to each Closing Date at the office of DTC.]

7)  Closing Date, Time and Location:

8)  Other Terms, if any:      [over-allotment options] [description of
                              particular tax, accounting or other unusual features of the Preferred Securities]

9)  Title and Description of Debt Securities

        Indenture:

        Title:

        Aggregate Principal Amount:

        Maturity:

        Interest Payments:    [Monthly, Quarterly, Semi-Annually, Other], on the
                              ____ day of [the month] [____, ____, ____ and ____
                              in each year] [____ and ____ in each year], commencing _________, 200__, [at an annual rate of ___%]

        Record Dates:

        Redemption Provisions:

        Sinking Fund Provisions:

        Subordination Provisions, if any:

        Other Terms, if any:  [description of particular tax, accounting or other unusual features of Debt Securities]

                                                                        ANNEX II


                            SIGNIFICANT SUBSIDIARIES


                    Metropolitan Life Insurance Company (NY)

                           GenAmerica Corporation (MO)

                  General American Life Insurance Company (MO)

                 Reinsurance Group of America, Incorporated (MO)

                     New England Life Insurance Company (MA)

            Metropolitan Property and Casualty Insurance Company (RI)

                 State Street Research & Management Company (DE)

                                                                       ANNEX III

         Pursuant to Section 6(h) of the Underwriting Agreement, Deloitte & Touche LLP shall furnish letters to the Underwriters to the effect that:

                    (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                    (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and pro forma financial information) examined by them and included or incorporated by reference in the Final Prospectus as amended or supplemented or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made an examination or a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, management's discussion and analysis and/or condensed financial statements derived from audited financial statements of the Company included or incorporated by reference in the Final Prospectus as amended or supplemented or the Registration Statement for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished separately to the Representatives of the Underwriters and are attached hereto;

                    (iii) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) the unaudited consolidated statements of income,
               consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder and generally accepted accounting principles;

                          (B) any other income statement data and balance sheet
               items included or incorporated by reference in the Final Prospectus as amended or supplemented do not agree with the corresponding items in the audited consolidated financial statements, notes thereto or financial statement


                                       III-1
               schedules, or other accounting information from which such data and items were derived;

                          (C) the unaudited financial statements which were not
               included or incorporated by reference in the Final Prospectus as amended or supplemented were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented;

                          (D) any unaudited pro forma consolidated condensed
               financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (E) as of a specified date not more than three days
               prior to the date of such letter, there have been any increase in the consolidated short-term or long-term debt of, or guaranteed by, or liability for future policyholder benefits and claims of, the Company and its subsidiaries, or interest maintenance, investment or asset valuation reserves, or investments in mortgage loans or real estate, or any decreases in consolidated total surplus or unassigned funds (surplus), investments in subsidiaries or common stock of subsidiaries, any changes in the consolidated capital stock or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Final Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (F) for the period from the date of the latest
               financial statements included or incorporated by reference in the Final Prospectus as amended or supplemented to the specified date referred to in clause (E) there were any decreases in consolidated total premiums, annuity considerations and fund deposits, or net gain from operations, net income or other items specified by the Representatives, or any increases in benefits and claims paid or surrenders and withdrawals paid, or any other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (iv) In addition to the examination referred to in their report(s) included or incorporated by reference in the Final Prospectus as amended or


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


        supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear or are incorporated by reference in the Final Prospectus as amended or supplemented, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such specified amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.



                                       III-3